MUNIHOLDINGS
INSURED
FUND II, INC.




FUND LOGO




Annual Report

September 30, 1999





This report, including the financial information herein, is transmitted to the shareholders of MuniHoldings Insured Fund II, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has the ability to leverage its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.



MuniHoldings
Insured Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MUNIHOLDINGS INSURED FUND II, INC.


The Benefits and
Risks of
Leveraging

MuniHoldings Insured Fund II, Inc. has the ability to leverage to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline.Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.



MuniHoldings Insured Fund II, Inc., September 30, 1999



DEAR SHAREHOLDER

Since inception (February 26, 1999) through September 30, 1999, the Common Stock of MuniHoldings Insured Fund II, Inc. earned $0.495 per share income dividends, which included earned and unpaid dividends of $0.069. This represents a net annualized yield of 6.54%, based on a month-end net asset value of $12.72 per share. During the same period, the total investment return on the Fund's Common Stock was -12.40%, based on a change in per share net asset value from $15.00 to $12.72, and assuming reinvestment of $0.426 per share income dividends.

For the six-month period ended September 30, 1999, the Fund's
Auction Market Preferred Stock had an average yield of 3.24% for Series A and 3.22% for Series B.


The Municipal Market Environment
The combination of steady strong domestic economic growth, improvement in foreign economies (most notably in Japan) and increasing investor concerns regarding potential increases in US inflation put upward pressure on bond yields throughout the six-month period ended September 30, 1999. Continued strong US employment growth, particularly the decline in the US unemployment rate to 4.2% in early June, was among the reasons the Federal Reserve Board cited for raising short-term interest rates in late June and again in late August. US Treasury bond yields reacted by climbing above 6.25% by mid-August before improving somewhat to 6.05% by September 30, 1999. During the period, yields on 30-year US Treasury bonds increased over 40 basis points (0.40%).

Long-term tax-exempt bond yields also rose during the six months ended September 30, 1999. Until early May, the municipal bond market was able to withstand much of the upward pressure on bond yields. However, investor concerns of additional moves by the Federal Reserve Board to moderate US economic growth and, more importantly, the loss of the strong technical support that the tax-exempt market enjoyed in early 1999 helped push municipal bond yields significantly higher for the remainder of the period. The yields on long-term tax-exempt revenue bonds rose over 65 basis points to 5.96% by September 30, 1999, as measured by the Bond Buyer Revenue Bond Index.

In recent months, the significant decline in new tax-exempt bond issuance has remained a positive factor within the municipal bond market, as it had been for much of the past year. During the last six months, more than $113 billion in long-term municipal bonds was issued, a decline of over 20% compared to the same period a year ago. During the past three months, $55 billion in municipal bonds was underwritten, representing a decline of nearly 15% compared to the corresponding period in 1998. Additionally, in June and July, investors received more than $40 billion in coupon income and proceeds from bond maturities and early bond redemptions. These proceeds have generated considerable retail investor interest, which has helped absorb the recent diminished supply.

Although tax-exempt bond yields are at their highest level in over two years and have attracted significant retail investor interest, institutional demand has declined sharply. Long-term municipal mutual funds have seen consistent outflows in recent months as the yields of individual securities have risen faster than those of larger, more diverse mutual funds. In addition, the demand from property/casualty insurance companies has weakened as a result of the losses, and anticipated losses, incurred as a result of the series of damaging storms across much of the eastern United States. Additionally, many institutional investors who were attracted to the municipal bond market in recent years by historically attractive tax-exempt bond yield ratios of over 90% have found other asset classes even more attractive. Even with a reduced supply position, tax-exempt issuers have been forced to repeatedly raise municipal bond yields in the attempt to attract adequate demand.

The recent relative underperformance of the municipal bond market has resulted in an opportunity for long-term investors to purchase tax-exempt issues whose yields are nearly identical to taxable US Treasury securities. At September 30, 1999, long-term uninsured municipal revenue bond yields were almost 99% of comparable US Treasury securities. In recent months, many taxable asset classes, such as corporate bonds, mortgage-backed securities and US agency debt, have all accelerated debt issuance. This acceleration was initiated largely to avoid issuing securities at year-end and to minimize any associated Year 2000 (Y2K) problems that may develop. However, this increased issuance has also resulted in higher yield levels in the various asset classes as lower bond prices became necessary to attract sufficient investor demand. Going forward, it is believed that the pace of non-US Government debt issuance is likely to slow significantly. As the supply of this debt declines, we would expect many institutional investors to return to the municipal bond market and the attractive yield ratios available.

Looking ahead, it appears to us that long-term municipal bond yields will remain under pressure, trading in a broad range centered near current levels. Investors are likely to remain concerned about future action by the Federal Reserve Board. Y2K considerations may prohibit a series of Federal Reserve Board moves at the end of the year and the beginning of 2000. Any improvement in bond prices will probably be contingent upon weakening in both US employment growth and consumer spending. The 100 basis point rise in US Treasury bond yields seen thus far this year may negatively affect US economic growth. The US housing market will be among the first sectors likely to be affected, as some declines have already been evidenced in response to higher mortgage rates. We believe that it is also unrealistic to expect double-digit returns in US equity markets to continue indefinitely. Much of the US consumer's wealth is tied to recent stock market appreciation. Any slowing in these incredible growth rates is likely to reduce consumer spending. We believe that these factors suggest that the worst of the recent increase in bond yields has passed and stable, if not slightly improving, bond prices may be expected.

Portfolio Strategy
Our goal is to deliver the highest possible level of tax-exempt income through the use of leverage while simultaneously delivering a competitive total return. (For an explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.) For the past six months, we believe that we have structured the Fund to accomplish half of this equation. The Fund succeeded in enhancing the yield to the shareholder but underperformed on the total return side. The fixed-income marketplace has been subject to above-average price volatility, resulting from steady economic releases and uncertainty surrounding the Year 2000. Consequently, our relatively fully invested position for the Fund has subjected its net asset valuation to the volatility that accompanies such a drastic rise in interest rates. The positive news is that municipal bonds have reached both relative and absolute levels where retail demand becomes very active, which we expect to provide support for the fixed-income market going into next year, when a lesser degree of supply could be forecast.

At September 30, 1999, the Fund was heavily weighted in high-quality holdings, with 91.6% of Fund assets rated AAA by at least one of the major rating agencies. We deliberately underweighted the Fund's exposure to uninsured bonds because of the market's tight credit quality spreads. The emphasis on credit quality has helped performance as credit spreads have widened in this period's rising interest rate environment. With value having been restored to the taxable and especially to tax-exempt fixed-income markets, we intend to stay the course and monitor market data for signs indicating a more supportive market for fixed-income securities.

In Conclusion
We appreciate your investment in MuniHoldings Insured Fund II, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Roberto A. DiMella)
Roberto A. DiMella
Vice President and Portfolio Manager



October 28, 1999



MuniHoldings Insured Fund II, Inc., September 30, 1999


Portfolio Abbreviations

To simplify the listings of MuniHoldings Insured Fund II, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT  Alternative Minimum Tax
     (subject to)
COP  Certificates of Participation
EDA  Economic Development Authority
GO   General Obligation Bonds
PCR  Pollution Control Revenue
     Bonds
RIB  Residual Interest Bonds



SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)
                S&P      Moody's   Face                                                                          Value
STATE         Ratings    Ratings  Amount    Issue                                                              (Note 1a)
Alabama--3.0%   AAA       NR*     $ 8,570   Jefferson County, Alabama, Sewer Revenue Bonds, RIB, Series 124,
                                            6.62% due 2/01/2036 (b)(e)                                         $   7,225

California      AAA       Aaa       8,000   California State, GO, 5% due 10/01/2023 (d)                            7,215
--17.3%         BBB       NR*       2,500   Contra Costa County, California, Public Financing Authority,
                                            Tax Allocation Revenue Refunding Bonds (Pleasant Hill Bart Etc.
                                            Redevelopment), 5.25% due 8/01/2028                                    2,201
                AAA       Aaa      15,000   Los Angeles, California, Unified School District, GO, Series A,
                                            5% due 7/01/2021 (b)                                                  13,630
                AAA       Aaa      10,000   San Francisco, California, City and County Airport Commission,
                                            International Airport Revenue Bonds, Second Series, Issue 15-B,
                                            4.50% due 5/01/2028 (d)                                                8,124
                AAA       NR*       2,000   Santa Clara, California, Unified School District, GO, 5% due
                                            8/01/2022 (b)                                                          1,810
                AAA       Aaa      10,000   University of California, Revenue Refunding Bonds (Multiple
                                            Purpose Projects), Series E, 5.125% due 9/01/2020 (d)                  9,291

Connecticut     NR*       Baa3      8,500   Mashantucket Western Pequot Tribe, Connecticut, Special Revenue
--3.2%                                      Refunding Bonds, Sub-Series B, 5.75% due 9/01/2027                     7,899

Florida--2.7%   AAA       Aaa       5,000   Lake County, Florida, School Board, COP, 5% due 7/01/2023 (d)          4,470
                NR*       Aaa       2,500   Orange County, Florida, School Board, COP, RIB, Series 130,
                                            6.36% due 8/01/2023 (d)(e)                                             2,147

Georgia--1.7%   AAA       Aaa       4,500   Metropolitan Atlanta, Georgia, Rapid Transit Authority, Sales
                                            Tax Revenue Bonds, Second Indenture, Series B, 5.10% due
                                            7/01/2020 (d)                                                          4,127

Hawaii--4.1%    AAA       Aaa      10,000   Hawaii State, GO, Series CT, 5.875% due 9/01/2018 (c)                 10,106

Illinois--8.5%  AAA       Aaa      10,000   Chicago, Illinois, Board of Education, GO (Chicago School
                                            Reform), Series A, 5.25% due 12/01/2022 (a)                            9,148
                AAA       Aaa       3,400   Chicago, Illinois, Skyway Toll Bridge Revenue Refunding Bonds,
                                            5.50% due 1/01/2023 (d)                                                3,237
                AAA       Aaa       5,000   Illinois Development Finance Authority, PCR, Refunding (Illinois
                                            Power Company Project), Series A, 5.40% due 3/01/2028 (d)              4,612
                AAA       Aaa       4,000   Melrose Park, Illinois, Water Revenue Bonds, Series A, 5.20%
                                            due 7/01/2018 (d)                                                      3,697

Indiana--3.7%   AAA       NR*       9,280   Shelbyville, Indiana, Elementary School Building Corporation
                                            Revenue Bonds (First Mortgage), 5.75% due 1/15/2022 (c)                9,142

Massachusetts   AAA       Aaa       8,635   Massachusetts Bay Transportation Authority, Massachusetts,
--3.1%                                      Revenue Refunding Bonds (General Transportation System),
                                            Series B, 5% due 3/01/2028 (d)                                         7,548

Mississippi     BBB-      Ba1       3,550   Mississippi Business Finance Corporation, Mississippi, PCR,
--1.3%                                      Refunding (System Energy Resources Inc. Project), 5.90%
                                            due 5/01/2022                                                          3,286

New Jersey      AAA       Aaa       3,595   New Jersey EDA, Revenue Bonds (Transportation Project Sub-Lease),
--3.0%                                      Series A, 5% due 5/01/2008 (c)                                         3,617
                AAA       Aaa       3,800   New Jersey State Housing and Mortgage Finance Agency, Revenue
                                            Refunding Bonds (Home Buyer), AMT, Series AA, 5.90% due
                                            10/01/2029 (d)                                                         3,758

New York                                    Long Island Power Authority, New York, Electric System Revenue
--18.5%                                     Refunding Bonds, Series A:
                AAA       Aaa      15,000     5.125% due 12/01/2022 (c)                                           13,650
                AAA       Aaa      10,000     5.50% due 12/01/2029 (d)                                             9,574
                AAA       Aaa       5,500   Metropolitan Transportation Authority, New York, Dedicated Tax
                                            Fund Revenue Bonds, Series A, 5% due 4/01/2023 (b)                     4,901
                AAA       Aaa      10,000   Nassau Health Care Corporation, New York, Health System Revenue
                                            Bonds, 5.75% due 8/01/2022 (c)                                         9,899
                AAA       Aaa       7,500   Port Authority of New York and New Jersey, Consolidated Revenue
                                            Bonds, AMT, 119th Series, 5.50% due 9/15/2016 (b)                      7,378

Ohio--3.9%      BBB+      Baa2      5,000   Ohio State Solid Waste Disposal Revenue Bonds (USG Corporation
                                            Project), AMT, 5.60% due 8/01/2032                                     4,504
                AAA       Aaa       5,260   Ohio State Water Development Authority Revenue Bonds (Water
                                            Development-Community Assistance), 5.375% due 12/01/2024 (a)           5,012

Pennsylvania    NR*       Aaa       4,015   Beaver County, Pennsylvania, GO, Refunding, 5.15% due
--8.2%                                      10/01/2017 (d)                                                         3,746
                NR*       Aaa       5,600   Lycoming County, Pennsylvania, College Authority Revenue
                                            Bonds (Pennsylvania College of Technology), 5.25% due
                                            7/01/2018 (d)                                                          5,281
                AAA       Aaa       5,450   Pennsylvania State Turnpike Commission, Oil Franchise Tax
                                            Revenue Refunding Bonds, Senior Series A, 4.75% due 12/01/2027 (a)     4,535
                AAA       Aaa       7,500   Philadelphia, Pennsylvania, GO, 5% due 5/15/2025 (d)                   6,622

Rhode                                       Providence, Rhode Island, Public Building Authority, General
Island--2.3%                                Revenue Bonds (School and Public Facilities Projects),
                                            Series A (a):
                AAA       Aaa       2,785     5.25% due 12/15/2017                                                 2,632
                AAA       Aaa       1,435     5.25% due 12/15/2018                                                 1,350
                AAA       Aaa       1,855     5.25% due 12/15/2019                                                 1,736

Tennessee       AAA       Aaa       7,000   Harpeth Valley, Tennessee, Davidson and Williamson Counties
--2.5%                                      Utilities District, Utilities Improvement Revenue Bonds, 5%
                                            due 9/01/2028 (d)                                                      6,157

Texas--14.3%    AAA       NR*      15,260   Colorado River, Texas, Municipal Water District, Revenue
                                            Refunding Bonds, RIB, Series 119, 6.165% due 1/01/2021 (a)(e)         12,571
                AA        Aa3       6,000   Harris County, Texas, Health Facilities Development
                                            Corporation, Revenue Refunding Bonds (School Health Care
                                            System), Series B, 5.75% due 7/01/2027 (f)                             6,004
                AAA       Aaa      17,775   Texas State Turnpike Authority, Dallas North Thruway Revenue
                                            Bonds (President George Bush Turnpike), 5.25% due 1/01/2023 (b)       16,385

                Total Investments (Cost--$259,898)--101.3%                                                       248,227

                Liabilities in Excess of Other Assets--(1.3%)                                                     (3,298)
                                                                                                               ---------
                Net Assets--100.0%                                                                             $ 244,929
                                                                                                               =========

             (a)AMBAC Insured.
             (b)FGIC Insured.
             (c)FSA Insured.
             (d)MBIA Insured.
             (e)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at September 30, 1999.
             (f)Escrowed to maturity.
               *Not Rated.
                Ratings of issues shown have not been audited by Ernst & Young LLP.

                See Notes to Financial Statements.


MuniHoldings Insured Fund II, Inc., September 30, 1999


STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                    As of September 30, 1999
Assets:             Investments, at value (identified cost--$259,898,232)(Note 1a)                          $248,226,576
                    Cash                                                                                          10,072
                    Receivables:
                      Interest                                                             $  3,463,188
                      Securities sold                                                         1,496,833        4,960,021
                                                                                           ------------
                    Prepaid expenses                                                                              15,528
                                                                                                            ------------
                    Total assets                                                                             253,212,197
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                    7,793,982
                      Dividends to shareholders (Note 1f)                                       269,552
                      Offering costs (Note 1e)                                                   54,000
                      Investment adviser (Note 2)                                                 9,916        8,127,450
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       155,285
                                                                                                            ------------
                    Total liabilities                                                                          8,282,735
                                                                                                            ------------

Net Assets:         Net assets                                                                              $244,929,462
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized)(Note 4):
                      Preferred Stock, par value $.10 per share (4,200 shares of
                      AMPS* issued and outstanding at $25,000
                      per share liquidation preference)                                                     $105,000,000
                      Common Stock, par value $.10 per share (10,996,667 shares
                      issued and outstanding)                                              $  1,099,667
                    Paid-in capital in excess of par                                        162,650,964
                    Undistributed investment income--net                                        917,886
                    Accumulated realized capital losses on investments--net                 (13,067,399)
                    Unrealized depreciation on  investments--net                            (11,671,656)
                                                                                           ------------
                    Total--Equivalent to $12.72 net asset value per share of Common
                    Stock (market price--$12.00)                                                             139,929,462
                                                                                                            ------------
                    Total capital                                                                           $244,929,462
                                                                                                            ============

                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.

STATEMENT OF OPERATIONS
                    For the Period February 26, 1999++ to September 30, 1999
Investment          Interest and amortization of premium and discount earned                                $  7,993,134
Income
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $    806,576
                    Commission fees (Note 4)                                                    140,885
                    Professional fees                                                            37,901
                    Accounting services (Note 2)                                                 31,252
                    Transfer agent fees                                                          23,354
                    Directors' fees and expenses                                                 20,214
                    Printing and shareholder reports                                             11,487
                    Custodian fees                                                                9,209
                    Listing fees                                                                  9,149
                    Pricing fees                                                                  3,530
                    Other                                                                         7,980
                                                                                           ------------
                    Total expenses before reimbursement                                       1,101,537
                    Reimbursement of expenses (Note 2)                                         (547,658)
                                                                                           ------------
                    Total expenses after reimbursement                                                           553,879
                                                                                                            ------------
                    Investment income--net                                                                     7,439,255
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                        (13,067,399)
Unrealized          Unrealized depreciation on investments--net                                              (11,671,656)
Loss on                                                                                                     ------------
Investments--Net    Net Decrease in Net Assets Resulting from Operations                                    $(17,299,800)
(Notes 1b,                                                                                                  ============
1d & 3):

                  ++Commencement of operations.

                    See Notes to Financial Statements.


MuniHoldings Insured Fund II, Inc., September 30, 1999

STATEMENT OF CHANGES IN NET ASSETS
                                                                                                          For the Period
                                                                                                  February 26, 1999++ to
                    Increase (Decrease) in Net Assets:                                                September 30, 1999
Operations:         Investment income--net                                                                  $  7,439,255
                    Realized loss on investments--net                                                        (13,067,399)
                    Unrealized depreciation on investments--net                                              (11,671,656)
                                                                                                            ------------
                    Net decrease in net assets resulting from operations                                     (17,299,800)
                                                                                                            ------------

Dividends to        Investment income--net:
Shareholders          Common Stock                                                                            (4,682,689)
(Note 1f):            Preferred Stock                                                                         (1,838,680)
                                                                                                            ------------
                    Net decrease in net assets resulting from dividends to shareholders                       (6,521,369)
                                                                                                            ------------

Capital Stock       Proceeds from issuance of Common Stock                                                   164,850,000
Transactions        Proceeds from issuance of Preferred Stock                                                105,000,000
(Notes 1e & 4):     Offering costs resulting from the issuance of Common Stock                                  (228,434)
                    Offering and underwriting costs resulting from the issuance of Preferred Stock              (970,940)
                                                                                                            ------------
                    Net increase in net assets derived from capital stock transactions                       268,650,626
                                                                                                            ------------

Net Assets:         Total increase in net assets                                                             244,829,457
                    Beginning of period                                                                          100,005
                                                                                                            ------------
                    End of period*                                                                          $244,929,462
                                                                                                            ============

                   *Undistributed investment income--net                                                    $    917,886
                                                                                                            ============
                  ++Commencement of operations.

                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
                    The following per share data and ratios have been derived
                    from information provided in the financial statements.                                For the Period
                                                                                                  February 26, 1999++ to
                    Increase (Decrease) in Net Asset Value:                                          September  30, 1999
Per Share           Net asset value, beginning of period                                                    $      15.00
Operating                                                                                                   ------------
Performance:        Investment income--net                                                                           .68
                    Realized and unrealized loss on investments--net                                               (2.24)
                                                                                                            ------------
                    Total from investment operations                                                               (1.56)
                                                                                                            ------------
                    Less dividends to Common Stock shareholders:
                      Investment income--net                                                                        (.43)
                                                                                                            ------------
                    Total dividends and distributions to Common Stock shareholders                                  (.43)
                                                                                                            ------------
                    Capital change resulting from issuance of Common Stock                                          (.03)
                                                                                                            ------------
                    Effect of Preferred Stock activity:++++
                      Dividends to Preferred Stock shareholders:
                        Investment income--net                                                                      (.17)
                      Capital charge resulting from issuance of Preferred Stock                                     (.09)
                                                                                                            ------------
                    Total effect of Preferred Stock activity                                                        (.26)
                                                                                                            ------------
                    Net asset value, end of period                                                          $      12.72
                                                                                                            ============
                    Market price per share, end of period                                                   $      12.00
                                                                                                            ============

Total Investment    Based on market price per share                                                              (17.36%)+++
Return:**                                                                                                   ============
                    Based on net asset value per share                                                           (12.40%)+++
                                                                                                            ============

Ratios Based on     Total expenses, net of reimbursement***                                                         .62%*
Average Net                                                                                                 ============
Assets of           Total expenses***                                                                              1.22%*
Common Stock:                                                                                               ============
                    Total investment income--net***                                                                8.27%*
                                                                                                            ============
                    Amount of dividends to Preferred Stock shareholders                                            2.04%*
                                                                                                            ============
                    Investment income--net, to Common Stock shareholders                                           6.23%*
                                                                                                            ============

Ratios Based on     Total expenses, net of reimbursement                                                            .38%*
Total Average Net                                                                                           ============
Assets:++++++***    Total expenses                                                                                  .75%*
                                                                                                            ============
                    Total investment income--net                                                                   5.07%*
                                                                                                            ============

Ratios Based on     Dividends to Preferred Stock shareholders                                                      3.24%*
Average Net                                                                                                 ============
Assets of
Preferred Stock:

Supplemental        Net assets, net of Preferred Stock, end of period (in thousands)                        $    139,929
Data:                                                                                                       ============
                    Preferred Stock outstanding, end of period (in thousands)                               $    105,000
                                                                                                            ============
                    Portfolio turnover                                                                           159.29%
                                                                                                            ============

Leverage:           Asset coverage per $1,000                                                               $      2,333
                                                                                                            ============

Dividends           Series A--Investment income--net                                                        $        443
Per Share on                                                                                                ============
Preferred Stock     Series B--Investment income--net                                                        $        432
Outstanding:                                                                                                ============


                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
                 ***Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Commencement of operations.
                ++++The Fund's Preferred Stock was issued on March 18, 1999.
              ++++++Includes Common and Preferred Stock average net assets.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



MuniHoldings Insured Fund II, Inc., September 30, 1999


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniHoldings Insured Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principals, which may require the use of management accruals and estimates. Prior to commencement of operations on February 26, 1999, the Fund had no operations other than those relating to organizational matters and the sale of 6,667 shares of Common Stock on February 18, 1999, to Fund Asset Management, L.P. ("FAM") for $100,005. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MUE. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Offering expenses--Direct expenses relating to the public offering of the Fund's Common and Preferred Stock were charged to capital at the time of issuance of the shares.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with FAM. The general partner of FAM is Princeton Services, Inc.
("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the period February 26, 1999 to September 30, 1999, FAM earned fees of $806,576 of which $521,435 was voluntarily waived. FAM also reimbursed the Fund additional expenses of $26,223.

During the period February 26, 1999 to September 30, 1999, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, received underwriting fees of $787,500 in connection with the issuance of the Fund's Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the period February 26, 1999 to September 30, 1999 were
$635,165,760 and $361,597,955, respectively.

Net realized gains (losses) for the period February 26, 1999 to September 30, 1999 and net unrealized losses as of September 30, 1999 were as follows:


                                  Realized       Unrealized
                                Gains (Losses)     Losses

Long-term investments            $(13,638,573)  $(11,671,656)
Financial futures contracts           571,174             --
                                 ------------   ------------
Total                            $(13,067,399)  $(11,671,656)
                                 ============   ============


As of September 30, 1999, net unrealized depreciation for Federal income tax purposes aggregated $11,915,481, of which $275,923 related to appreciated securities and $12,191,404 related to depreciated securities. The aggregate cost of investments at September 30, 1999 for Federal income tax purposes was $260,142,057.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the period February 26, 1999 to September 30, 1999 increased by 10,990,000 from shares sold.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at September 30, 1999 were as follows: Series A, 3.90% and Series B, 3.80%.

In connection with the offering AMPS, the Board of Directors reclassified 4,200 shares of unissued capital stock as AMPS. Shares issued and outstanding during the period February 26, 1999 to September 30, 1999 increased by 4,200 as a result of the AMPS offering.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the period February 26, 1999 to September 30, 1999, MLPF&S earned $127,038 as commissions.

5. Capital Loss Carryforward:
At September 30, 1999, the Fund had a capital loss carryforward of approximately $12,824,000, all of which expires in 2007. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:
On October 6, 1999, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.069000 per share, payable on October 28, 1999 to shareholders of record as of October 22, 1999.


MuniHoldings Insured Fund II, Inc., September 30, 1999


<AUDIT-REPORT>
REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors,
MuniHoldings Insured Fund II, Inc.:

We have audited the accompanying statement of assets, liabilities and capital of MuniHoldings Insured Fund II, Inc., including the schedule of investments, as of September 30, 1999, and the related statements of operations and changes in net assets, and financial highlights for the period from February 26, 1999 (commencement of operations) to September 30, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MuniHoldings Insured Fund II, Inc. at September 30, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the period from February 26, 1999 to September 30, 1999 in conformity with generally accepted accounting principles.

Ernst & Young LLP
MetroPark, New Jersey
October 22, 1999
</AUDIT-REPORT>


IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniHoldings Insured Fund II, Inc. during its taxable year ended September 30, 1999 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, there were no capital gains distributed by the Fund during the year.

Please retain this information for your records.



MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.



QUALITY PROFILE (unaudited)

The quality ratings of securities in the Fund as of September 30, 1999 were as follows:

                                          Percent of
S&P Rating/Moody's Rating                 Net Assets

AAA/Aaa                                      91.6%
AA/Aa                                         2.4
BBB/Baa                                       7.3



MuniHoldings Insured Fund II, Inc., September 30, 1999


OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon, Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
Robert A. DiMella, Vice President
Kenneth A. Jacob, Vice President
Donald C. Burke, Vice President and Treasurer
Bradley J. Lucido, Secretary

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Transfer Agents
Common Stock:

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol
MUE